Business Combinations and Divestitures (Tables)	12 Months Ended
Dec. 28, 2014
Business Combinations [Abstract]
Business Acquisition, Schedule of Consideration Transferred [Table Text Block]
The following table summarizes the consideration transferred to acquire Synthes, Inc. valued on the acquisition date of June 14, 2012:

(Dollars in Millions)
Cash (multiply 55.65CHF by shares of Synthes common stock outstanding by the exchange rate)(A)	$6,902
Common Stock (multiply 1.717 by shares of Synthes common stock outstanding by J&J stock price)(B)	$13,335
Total fair value of consideration transferred	$20,237

(A) Synthes common stock outstanding of 118.7 million shares as of the acquisition date and CHF/USD exchange rate of .95674

(B) Johnson & Johnson closing stock price on the New York Stock Exchange as of acquisition date of $65.45 per share.

Business Acquisition, Pro Forma Information [Table Text Block]
The following table provides pro forma results of operations for the fiscal year ended December 30, 2012, as if Synthes, Inc. had been acquired as of the beginning of the period presented. The pro forma results include the effect of divestitures and certain purchase accounting adjustments such as the estimated changes in depreciation and amortization expense on the acquired tangible and intangible assets. However, pro forma results do not include any anticipated cost savings or other effects of the integration of Synthes, Inc. Accordingly, such amounts are not necessarily indicative of the results if the acquisition had occurred on the dates indicated or which may occur in the future.

Unaudited Pro forma consolidated results
(Dollars in Millions Except Per Share Amounts)	2012

Net Sales	$68,894
Net Earnings attributable to Johnson & Johnson	$11,564
Diluted Net Earnings per share attributable to Johnson & Johnson	$4.11